[American Funds(SM)]

The right choice for the long term(SM)

AMERICAN
HIGH-INCOME TRUST

Managing risk through research

[photograph of a pair of eye glasses sitting on the stock listing section of a newspaper]

Annual report for the year ended September 30, 2001


AMERICAN HIGH-INCOME TRUST(SM)

American High-Income Trust is one of the 29 American Funds,(SM) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

American High-Income Trust seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

RESULTS AT A GLANCE
Total returns for periods ended September 30, 2001, with all distributions reinvested.

                                         One           Five years         Ten years
                                         year          annualized         annualized
RETURNS

American High-Income Trust               -3.39%        +4.24%             +8.10%

Credit Suisse First Boston               -4.93         +3.00              +7.76
High Yield Index

Salomon Smith Barney Broad               +13.06        +8.07              +7.81
Investment-Grade Bond Index

Lipper High Yield Bond Funds Index       -12.77        +0.80              +6.73

30-DAY RATES (AS OF OCTOBER 31, 2001)

Yield based on Securities and Exchange Commission formula               9.93%

Distribution rate based on maximum offering price                       9.78

Distribution rate based on net asset value                              10.16

The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

For the 10 years ended September 30, 2001, American High-Income Trust ranked fifth in total return among the 54 high current yield funds in existence throughout the period, according to Lipper Inc. For the five years ended September 30, it ranked 19th of 149, and for the 12 months ended September 30, the fund ranked 77th of 383. Lipper rankings do not reflect the effect of sales charges.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Please see page 2 for Class A share results with sales charges deducted. Results for other share classes can be found on page 29.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing in non-U.S. bonds is subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation and illiquidity.

A common link: You may have noticed a new logo on the cover. The interlocking boxes have been adopted by the American Funds and all The Capital Group Companies(SM) to signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.


All of us at American Funds extend our deepest sympathies to everyone affected by the September 11 tragedy, especially the families and friends of the victims.

FELLOW SHAREHOLDERS:

American High-Income Trust ended its fiscal year on September 30, 2001, only weeks after the devastating terrorist attacks. The tragic events disrupted both stock and bond market trading for several days, and the fund ended its fiscal year on a weaker note.

The fund recorded a total return of -3.4% for the fiscal year, assuming the reinvestment of monthly dividends totaling $1.25 a share. Shareholders who reinvested dividends received an income return of 10.1% for the year. Those who elected to take dividends in cash received an income return of 9.7%, while the value of their shares declined 12.8%.

Although results for the year were disappointing, they were notably better than many of the fund's peers as represented by the Lipper High Yield Bond Funds Index, which fell 12.8% with dividends reinvested. The fund also outpaced the unmanaged Credit Suisse First Boston High Yield Index, which declined 4.9% during the year. By contrast, the unmanaged Salomon Smith Barney Broad Investment-Grade Bond Index, which measures high-quality bond markets, rose 13.1% as investors increasingly sought refuge in high-quality bonds during these difficult times.


SLENDER LOSSES AMID UNCERTAINTY

The fund's fiscal year coincided with a steady decline in the U.S. economy. The year began in October 2000, as initial evidence of a slowdown emerged in weaker earnings forecasts and declining stock market indexes. While stock investors fretted over the health of the economy, corporate bond prices sagged as well, with high-yield bonds declining more than investment-grade bonds.

On January 3, 2001, the Federal Reserve Board began a series of aggressive rate cuts in an effort to rekindle growth. For a brief period, these actions stimulated corporate bond prices and boosted the beleaguered high-yield market. Nonetheless, the economic malaise deepened through much of the year, prompting a steady rise in the number of corporate defaults and renewed pressure on stock prices.

This difficult situation was made worse by the events of September 11. In the weeks following the tragedy, high-yield bond prices slumped, with the debt of travel-related companies, such as airlines, hotels and casinos, hit the hardest. In comparison, banks, health care companies and utilities experienced only modestly weaker bond prices. Overall, September was one of the worst months for the high-yield bond market.

During this year of extended uncertainty, your portfolio counselors and analysts steadily refined the fund's holdings. They increased investments in media, leisure enterprises and electric utilities and decreased holdings in economically sensitive industries such as metals, mining and oil and gas. They expanded investments in the retail sector, which generated positive returns for much of the year. They also uncovered newly attractive opportunities in niche technology companies, namely contract manufacturers who have been able to scale back operations and remain profitable. Over the course of the year, the fund also shed some of its non-U.S. investments, reducing their weighting in the portfolio to 16% from 20% at the start of the year. Many overseas high-yield markets fared as poorly as, or worse than, the U.S. market.


A RENEWED VISION FOR GROWTH

While the fund's results for the year are discouraging, they should be viewed in light of the broader decline in economic activity and the resultant effect on stock prices. In this weak environment, the fund's losses are relatively modest. To a large degree, the high level of current income provided by the fund's holdings acts as a buffer against price volatility, helping to offset the decline in share price.

Although prospects for a rebound have been pushed out since September 11, we urge shareholders to maintain a long-term view, as we do with every investment decision we make. The current economic downturn may have dampened results near term, but fresh opportunities for long-term appreciation frequently emerge from distressed situations. The fund's investment professionals remain focused on finding those companies with good managements and solid business plans, which are well equipped to weather slowdowns and thrive as markets recover. Fundamental research is an indispensable tool for identifying these candidates. On the following pages, several of our research analysts discuss how they identify and manage risk with a view toward long-term results.

Experience matters most in tough times. Your three portfolio counselors each have more than a decade of investment experience and have successfully navigated several market cycles. With the support of our extensive research team, they have guided the fund through choppy markets, producing an average annual lifetime return of 8.8% and delivering a high level of current income to shareholders.

We look forward to reporting to you again in six months, and we appreciate your ongoing support.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ David C. Barclay
David C. Barclay
President

November 13, 2001


THE VALUE OF A LONG-TERM PERSPECTIVE

Here's how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2001, the end of its latest fiscal year. As you can see, that $10,000 grew to $30,238 with all distributions reinvested.

[begin mountain chart]

                                  Credit Suisse       Lipper High        Salomon Smith
                                  First Boston        Yield Bond         Barney Broad             Consumer
Year       American High-         High Yield          Funds              Investment-Grade         Price Index      Original
Ended      Income Trust(1)        Index(2)            Index(2),(3)       Bond Index(2)            (inflation)(4)   Investment
1988(*)    $10,182                $10,446             $10,475            $10,222                  $10,328          $10,000

1989       $11,193                $11,026             $10,935            $11,367                  $10,776          $10,000

1990       $10,742                $10,046             $9,570             $12,237                  $11,440          $10,000

1991       $13,871                $13,757             $12,290            $14,198                  $11,828          $10,000

1992       $16,379                $16,572             $15,132            $15,999                  $12,181          $10,000

1993       $18,768                $19,171             $17,473            $17,627                  $12,509          $10,000

1994       $19,070                $19,831             $17,899            $17,063                  $12,879          $10,000

1995       $21,613                $22,617             $20,178            $19,461                  $13,207          $10,000

1996       $24,570                $25,053             $22,644            $20,423                  $13,603          $10,000

1997       $28,172                $28,992             $26,120            $22,406                  $13,897          $10,000

1998       $27,496                $28,841             $25,688            $24,975                  $14,103          $10,000

1999       $29,726                $29,979             $27,037            $24,908                  $14,474          $10,000

2000       $31,298                $30,555             $27,021            $26,632                  $14,974          $10,000

2001       $30,238                $29,049             $23,569            $30,110                  $15,371          $10,000

*   For the period February 19 through September 30, 1988.
(1) Results reflect payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum sales charge was 4.75% prior to January 10, 2000. No adjustment has been made for income or capital gain taxes.
(2) The index is unmanaged and does not reflect sales charges, commissions or expenses.
(3) Calculated by Lipper, Inc. at net asset value.
(4) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results.
[end mountain chart]

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2001:

                                                        ONE YEAR    FIVE YEARS   TEN YEARS

CLASS A SHARES (REFLECTING 3.75% MAXIMUM SALES CHARGE)

Total return                                            -6.99%      +18.45%      +109.80%

Average annual compound return                          -           +3.44        +7.69


Results for other share classes can be found on page 29.

Please refer to americanfunds.com for the most current investment results.


[photograph of a hand writing on a lined pad of paper]
MANAGING RISK THROUGH RESEARCH

Risk is a fundamental concern for every investor. Over the past year, the steady decline in the U.S. economy and the accompanying fall in stock prices have prompted many investors to reassess their understanding of and tolerance for risk. Too often, such evaluations come after the fact - once substantial losses have already occurred and remedies are limited.

[photograph of a man in a shirt and tie adding an entry to his "Personal Digital Assistant"]

American High-Income Trust is well acquainted with the many facets of risk because it primarily invests in lower rated corporate bonds, which possess a greater exposure to risk than high-quality bonds. Investors are compensated for taking these risks by the higher yields that lower rated debt affords. The portfolio counselors and research analysts who manage the fund carefully weigh the rewards of each bond against the potential risks before any purchase is made. Identifying risks before they become problems is vital to maintaining healthy returns.

On the following pages, we'll take a look at how several American Funds analysts identify and manage various risks common to the business sectors they research. Their insights and experience help the fund avoid losses and uncover opportunities that contribute to the fund's long-term success.


PLACING THE RIGHT CALL

When the fund began nearly 13 years ago, cellular telephony was an industry in infancy. It was unusual to see people walking the streets talking aloud seemingly to themselves; today the sight is commonplace as cell phone use proliferates worldwide. Companies that provide wireless communication services currently constitute a significant portion of the fund's holdings, roughly 11%.

David Daigle, a research analyst who tracks the debt of these companies, explains, "Wireless telecommunication is a growth industry with risks we can understand and get comfortable with. Of course, we don't invest in industries, we invest in companies. One of the first questions we ask is, $Where will this company be in five to seven years?'"

To help make that determination, David carefully examines the business plan of each company he considers. The business plan provides important clues to assess a company's growth strategy. It also provides insights into management's vision and future needs for capital. "Typically, we don't invest in companies that haven't fully financed their business plan," says David. "If a company frequently needs to access the market to finance its growth, it runs the risk of not securing adequate financing during difficult market periods. Fundamentally, we look for companies that have a solid capital structure and use established, proven technology."

[Begin Pull Quote]
"Of course, we don't invest in industries, we invest in companies." David Daigle, analyst
[End Pull Quote]

[Begin Sidebar]
U.S. WIRELES SUBSCRIBERS: 1991-2000
(in millions)

1991       7,557,148

1992       11,032,753

1993       16,009,461

1994       24,134,421

1995       33,785,661

1996       44,042,992

1997       55,312,293

1998       69,209,321

1999       86,047,003

2000       109,478,031

Source: CTIA's Wireless Industry Indicies: 1985-2000.
[End Sidebar]

Understanding the competitive environment is also important to risk management. David notes, "Most of the wireless telecommunication companies we invest in have a high barrier to entry due to the limited spectrum available for mobile telephony. This limits the number of competitors and lowers the business risk." Another barrier is the licensing granted by the federal government. "There is no additional spectrum scheduled for release in the near future, and there is only so much frequency available. Limited frequency and government licensing foster an overall stability for the industry that mitigates some of the asset value risk and allows us to focus on individual operators," adds David.

Even in an environment of limited competition, start-up companies face numerous challenges. Without an established track record, it can be difficult to estimate how a company might meet those challenges. David addresses that uncertainty with this insight: "Experience steers us to those companies that have a high level of strategic importance to others. This may be due to the market niche they command or to key sponsors, or a combination of both." A company's strategic importance enhances its potential value and affords a measure of comfort for new ventures. The fund's investment in the wireless operator Omnipoint amply illustrates how research identified this potential with a long-term view toward rewarding risk.


INVESTING IN 'FALLEN ANGELS'

Some corporate bonds are first issued as high-yield debt; others end up in that category after starting out as strong investment-grade issues. The latter belong to companies referred to as $fallen angels' in the jargon of the high-yield market. Among these companies are familiar brand names that still command consumer interest and dollars.

Many investment portfolios are restricted from owning high-yield credits. If a company's credit rating slips, some investors may be forced to sell the bonds - often at prices that are very enticing. "Most of the fund's holdings in the retail sector belong in this category," explains analyst Ellen Carr. "But not all fallen angels are good investments," she cautions. "Retailing is a cyclical business and very competitive. Investors have to be very selective, know the company's track record well and have good reason to believe that management can turn the fortunes of a distressed company around." This entails a great deal of investigation and a comprehensive understanding of what triggered the decline in credit ratings.

Only two years ago, Rite Aid, a large drugstore company, was an investment-grade credit. That changed abruptly when an accounting fraud became public and the company's bonds plunged in value. Rite Aid's credit ratings plummeted, and its senior management resigned.

[Begin Sidebar]
OMNIPOINT: A CHRONOLOGY OF RISK REWARDED

1995 American High-Income Trust first invested in Omnipoint when it was still a small wireless company with no publicly traded stock.
           Our analysts were impressed with both the management and the technology the company employed.

1998 Late in the year, the bond market suffered substantial losses, and Omnipoint's bonds declined significantly in value. Our analysts maintained a fundamentally positive outlook on the company, and the fund increased its holdings in Omnipoint at reduced prices.

1999 VoiceStream, a West Coast-based wireless telecommunication company, agreed to buy Omnipoint, paying an attractive equity premium and assuming responsibility for its debt. VoiceStream was supported by a strategic partner, Hutchison Whampoa, a large Hong
           Kong conglomerate with investment-grade credit ratings. Following the merger, the fund elected to increase its investment by purchasing new VoiceStream bonds.

2000 VoiceStream agreed to merge with Deutsche Telekom AG in a deal worth $50.7 billion. Deutsche Telekom is Europe's largest telecommunications company and the third-largest carrier worldwide.

2001 The merger with Deutsche Telekom is approved and closes. The fund's initial investments in Omnipoint and VoiceStream have now achieved investment-grade status and risen substantially in value.

[End Sidebar]

[photograph of a hand swiping a credit card through an purchase approval machine]

[Begin Pull Quote]
"Retailing is a cyclical business and very competitive. Investors have to be very selective."
Ellen Carr, analyst
[End Pull Quote]

At the beginning of 2000, a new management team was brought in to tackle the company's problems and restore financial strength. Ellen met with the new management to discuss strategy. "I could see they were committed to making the company work," she notes. Intrigued by the opportunity, Ellen consulted with American Funds equity analysts to gather more perspective. She learned that Rite Aid's vendors observed that the business was solid and that the company was beginning to improve the productivity of its underperforming stores. Although the bonds were still trading at high-yield levels, Ellen believed that the risks were overstated. Consequently, the fund purchased several Rite Aid bonds last year. In the brief time they have been in the portfolio, these bonds have risen in value, suggesting that further improvements are likely for the company.

Another major retailer, J.C. Penney, suffered a more gradual decline in credit quality. Although the company narrowly maintained an investment-grade rating, the value of its bonds declined to high-yield levels. "The closer we looked at the company," says Ellen, "the more convinced we became that the bonds were undervalued." Among the considerations that led to this conclusion: The underlying value of Eckerd Drug Stores, which J.C. Penney owns, was not fully reflected in the lower bond prices, nor were Penney's considerable real estate holdings, amounting to some 20% of its stores. "We believed that these assets afforded significant offsets to the credit risks," adds Ellen, "so we examined the company's prospects for turning its business around."

To improve its fortunes, J.C. Penney brought in a new CEO with extensive experience revitalizing operations at the Federated Group (owners of Macy's and Bloomingdale's) and Barneys. "One significant change," notes Ellen, "was the implementation of centralized buying. Previously, store managers did their own buying for each store - not the most efficient or cost-effective process." Following this change, Ellen visited with store managers to make sure they were comfortable with the new buying procedures. She also interviewed competitors to gain their perspective on the company's challenges and prospects.

Over the past two years, the fund has gradually added to its holdings in J.C. Penney. During the past fiscal year, these bonds provided some of the strongest returns among portfolio holdings.

[Begin Pull Quote]
"By getting to know each company, its business and how it operates, we are in a better position to evaluate the value of each bond we purchase."
Michelle Robson, analyst
[End Pull Quote]

[small photograph of a pair of eye glasses sitting on top of a line chart of a report]


ALL THAT GLITTERS IS NOT GOLD

Diversification is, perhaps, the fundamental tool for managing risk. American High-Income Trust holds more than 400 bonds, representing a broad cross-section of businesses. Yet the risk for these bonds varies distinctly from company to company, from industry to industry, and throughout the economic cycle. Michelle Robson is an American Funds analyst who covers basic consumer products and highly cyclical industries, such as metals and mining, restaurants and automotive suppliers. From Michelle's perspective, managing risk also means knowing what to avoid and when.

As Michelle explains, "Many of the companies I analyze are experiencing increased business risks because of the slowdown in the economy. Metals and mining companies, for example, have little control of their revenue stream, because demand for the product is extremely cyclical and vulnerable to global competition." In addition, these companies rely heavily on new technologies and must continually upgrade plants and equipment - a very costly proposition. "Over the past year," adds Michelle, "we have reduced our exposure to many of these cyclical businesses because we simply weren't comfortable with the risks in this economic climate."

Michelle adds that such determinations are made on a company by company basis, and that the fund still has select holdings in some of these sectors. "We continue to hold core companies in the commercial services sector, primarily in the waste services business." Over the past decade, industry giants such as Allied Waste have grown through acquisitions that were largely financed by new debt. Although many of these companies carry substantial debt loads, they also maintain a very predictable cash flow that is critical to servicing the debt. "We continue to produce mountains of garbage that must be hauled away daily," Michelle observes. "These companies will survive even as the economy falters."

Looking beyond business cycles, Michelle points to the bonds themselves as providing safeguards against risk. "When we examine a bond, we also look at the entire debt load a company carries. Some bonds have priority - or are senior - to other debt. We always keep an eye on where we stand in terms of the company's overall debt." In addition, high-yield bonds frequently have covenants that offer investors some incremental protection. These covenants may limit the amount of debt the company can issue; they may limit dividends or capital expenditures; they may even provide some security in the form of guarantees or collateral. It is important to assess these covenants in terms of the potential risks that each company may encounter. As Michelle sees it, "by getting to know each company, its business and how it operates, we are in a better position to evaluate the value of each bond we purchase."

This scrutiny not only helps to manage risk, it sometimes initiates an opportunity to diminish it prior to purchasing bonds. Michelle offers this example: "This past year we were fortunate to purchase new bonds from a company where we actually negotiated for stronger covenants and guarantees. Because of this, we were able to attain an attractive block of bonds that offer less risk to our shareholders than was otherwise available to the general market."

Sometimes analysts' efforts produce singularly attractive contributions to portfolio returns, as we've noted. Just as often - though less obvious - their efforts serve to protect the fund from taking on too much risk when reaching for high returns. Nonetheless, not every risk is well rewarded, and occasionally an investment does poorly despite our scrutiny. For the most part, the fund's broad diversification provides ample protection against such instances; a single soured investment is typically offset by gains in other holdings. Finding that right balance of risk and reward is what drives the research process and every investment decision we make.


WHAT MAKES AMERICAN FUNDS DIFFERENT?

American High-Income Trust is a member of the American Funds, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What our 29 funds have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital Research's calling cards include:

* A long-term, value-oriented approach: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

* A global perspective: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

* A multiple portfolio counselor system: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

* Experienced investment professionals: More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline of October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

* A commitment to low operating expenses: You can't control market returns, but you can control what you invest in and how much you pay to own it. The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The 29 American Funds offer an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

* GROWTH FUNDS
 Emphasis on long-term growth through stocks
  AMCAP Fund(R)
  EuroPacific Growth Fund(R)
  The Growth Fund of America(SM)
  The New Economy Fund(R)
  New Perspective Fund(R)
  New World Fund(SM)
  Smallcap World Fund(R)

* GROWTH-AND-INCOME FUNDS
 Emphasis on long-term growth and dividends through stocks
  American Mutual Fund(R)
  Capital World Growth and Income Fund(SM)
  Fundamental Investors(SM)
  The Investment Company of America(R)
  Washington Mutual Investors Fund(SM)

* EQUITY-INCOME FUNDS
 Emphasis on above-average income and growth through stocks and/or bonds
  Capital Income Builder(R)
  The Income Fund of America(R)

* BALANCED FUND
 Emphasis on long-term growth and current income through stocks and bonds
  American Balanced Fund(R)

* BOND FUNDS
 Emphasis on current income through bonds
  AMERICAN HIGH-INCOME TRUST(SM)
  The Bond Fund of America(SM)
  Capital World Bond Fund(R)
  Intermediate Bond Fund of America(R)
  U.S. Government Securities Fund(SM)

* TAX-EXEMPT BOND FUNDS
 Emphasis on tax-free current income through municipal bonds
  American High-Income Municipal Bond Fund(R)
  Limited Term Tax-Exempt Bond Fund of America(SM)
  The Tax-Exempt Bond Fund of America(R)

 STATE-SPECIFIC TAX-EXEMPT FUNDS:
  The Tax-Exempt Fund of California(R)
  The Tax-Exempt Fund of Maryland(R)
  The Tax-Exempt Fund of Virginia(R)

* MONEY MARKET FUNDS
 Seeking stable monthly income through money market instruments
  The Cash Management Trust of America(R)
  The Tax-Exempt Money Fund of America(SM)
  The U.S. Treasury Money Fund of America(SM)

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE AMERICAN FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER, DOWNLOAD ONE FROM OUR WEBSITE AT AMERICANFUNDS.COM, OR PHONE THE FUNDS' TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180.

PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISER FOR A COPY OF OUR BROCHURE A PORTFOLIO FOR EVERY INVESTOR. WE ALSO OFFER A FULL LINE OF RETIREMENT PLANS AND VARIABLE ANNUITIES.

American High-Income Trust
Investment Portfolio, September 30, 2001

[pie chart]
U.S. corporate bonds      72%
Non-U.S. corporate bonds  14%
Non-U.S. government bonds  2%
Stocks                     1%
U.S. Treasuries            2%
Cash & equivalents         9%
[end pie chart]

TEN LARGEST HOLDINGS
(as a percentage of net assets)

Charter Communications     3.57%
Nextel Communications      2.32%
Dobson Communications      2.28%
Crown Castle               2.13%
J.C. Penney                2.06%
VoiceStream Wireless       1.99%
Edison International       1.83%
Georgia-Pacific            1.76%
Container Corp. of America 1.70%
Rite Aid                   1.63%


                                                                                     Principal        Market  Percent
                                                                                  amount (000)         Value   of Net
BONDS, NOTES & EQUITY SECURITIES                                                      or shares        (000)   Assets
Media  -  20.55%
Charter Communications Holdings, LLC:
 10.00% 2009                                                                             $4,500       $4,230
 0%/11.75% 2010 (1)                                                                 3,250               2,064
 0%/9.92% 2011(1)                                                                  41,250              26,812
11.125% 2011                                                                       18,900              19,231     3.57
 0%/11.75% 2011(1)(2)                                                              60,925              32,290
 0%/13.50% 2011(1)                                                                 33,500              19,597
Avalon Cable Holdings LLC 0%/11.875% 2008(1)                                       10,875               7,776
Fox/Liberty Networks, LLC, FLN Finance, Inc.:
 8.875% 2007                                                                       17,000              17,425
 0%/9.75% 2007(1)                                                                  34,000              31,960     1.58
Adelphia Communications Corp.:
9.25% 2002                                                                          6,000               5,850
0% 2003                                                                             4,565               3,835
10.50% 2004                                                                         8,500               8,287     1.56
Series B, 13.00% preferred 2009(3)                                                20,000 shares         1,800
10.25% 2011                                                                             $33,450        29,269
NTL Inc.:(1)
 0%/9.75% 2008                                                                     10,000               3,400
 0%/10.75% 2008                                                                    Pounds10,000         3,971
NTL Communications Corp.:                                                                                         1.22
 12.375% 2008                                                                        Euro14,750         6,784
 9.875% 2009                                                                              8,750         3,506
 11.875% 2010                                                                           $11,525         5,762
Comcast UK Cable Partners Ltd. 11.20% 2007                                         21,605              14,799
Fox Family Worldwide, Inc.:
 9.25% 2007                                                                        11,590              12,054
 0%/10.25% 2007(1)                                                                 26,450              24,863     1.18
American Media Operations, Inc. 10.25% 2009                                        25,680              26,065      .83
Antenna TV S.A.:
 9.00% 2007                                                                        12,450              10,396
 9.75% 2008                                                                          Euro17,750        13,740      .77
Young Broadcasting Inc.:
 Series B, 9.00% 2006                                                                    $7,750         6,432
 Series B, 8.75% 2007                                                               2,000               1,600      .72
 10.00% 2011(2)                                                                    18,250              14,600
Telemundo Holdings, Inc.:(1)
 0%/11.50% 2008(2)                                                                  2,685               2,255
 Series A, 0%/11.50% 2008                                                          22,950              19,278      .69
Emmis Communications Corp., 0% 2011(1)                                             37,500              20,062      .64
Liberty Media Corp.:
 7.875% 2009                                                                        8,000               7,973
 8.50% 2029                                                                         6,000               5,515      .61
 8.25% 2030                                                                         6,450               5,767
Key3Media Group, Inc. 11.25% 2011                                                  28,000              19,180      .61
TransWestern Publishing Co. LLC:
 9.625% 2007(2)                                                                     3,000               2,940
 9.625% 2007                                                                       16,050              15,729      .60
Chancellor Media Corp. of Los Angeles:
 Series B, 8.75% 2007                                                               6,450               6,676
 8.00% 2008                                                                         8,500               8,755      .49
Sun Media Corp.:
 9.50% 2007                                                                        11,078              10,579
 9.50% 2007                                                                         3,947               3,769      .46
ACME Intermediate Holdings, LLC, Series B,                                         12,689               8,882
 0%/12.00% 2005(1)
ACME Television, LLC, Series A, 10.875% 2004                                        5,750               5,261      .45
Cumulus Media Inc. 13.75% preferred 2009 (3)(4)                                   15,420 shares        13,878      .44
Gray Communications Systems, Inc. 10.625% 2006                                          $13,870        13,593      .43
TeleWest PLC 9.625% 2006                                                            4,000               2,440
Telewest Communictions PLC:
 11.25% 2008                                                                        5,000               3,200      .43
 0%/11.375% 2010(1)                                                                24,000               7,920
Lenfest Communications, Inc.:
 8.375% 2005                                                                        5,000               5,549
  7.625% 2008                                                                       6,750               7,129      .40
British Sky Broadcasting Group PLC 8.20% 2009                                      10,500              10,590      .34
Big City Radio, Inc. 11.25% 2005                                                   20,795               9,566      .31
Univision Communications Inc. 7.85% 2011(2)                                         8,625               8,929      .29
Penton Media, Inc. 10.375% 2011(2)                                                 13,725               8,921      .28
Sinclair Capital preferred                                                        88,750 shares         7,544      .24
Cablevision Industries Corp. 9.875% 2013                                                 $6,000         6,150      .20
Radio One, Inc. 8.875% 2011(2)                                                      6,000               5,940      .19
Carmike Cinemas, Inc., Series B, 9.375% 2009(5)                                     8,450               5,915      .19
Cox Radio, Inc. 6.625% 2006                                                         5,000               5,149      .16
Globo Comunicacoes E Participacoes SA:(2)
 10.50% 2006                                                                        3,570               2,544
 10.625% 2008                                                                       2,485               1,597      .13
STC Broadcasting, Inc. 11.00% 2007                                                  4,000               3,920      .13
A. H. Belo Corp.:
 7.25% 2027                                                                         2,500               1,919
 7.75% 2027                                                                         2,000               1,630      .11
RBS Participacoes SA 11.00% 2007(2)                                                 4,500               3,206      .10
Multicanal Participacoes SA, Series B, 12.625% 2004                                 2,900               2,617      .08
V2 Music Holdings PLC 6.50% convertible                                             7,873               2,126
 debentures 2012(6)
United Pan-Europe Communications NV:
0%/13.375% 2009(1)                                                                  7,000                 490      .12
 11.50% 2010                                                                        1,225                 178
 0%/13.75% 2010(1)                                                                  9,500                 808
                                                                                                      644,467    20.55


Wireless Telecommunication Services  -  11.07%
Dobson Communications Corp.:(3)(4)
 12.25% exchangeable preferred, redeemable 2008                                   23,829 shares        22,518
 12.25% exchangeable preferred, redeemable 2008                                    31,330              29,607
 13.00% senior exchangeable preferred 2009                                          9,071               8,527
Dobson/Sygnet Communications Co. 12.25% 2008                                             $6,500         6,760
American Cellular Corp. 9.50% 2009                                                  4,250               3,953     2.28
Nextel Communications, Inc.:
 0%/9.75% 2007(1)                                                                  10,000               5,350
 0%/10.65% 2007(1)                                                                 18,750              10,781
 0%/9.95% 2008(1)                                                                  24,675              12,337
 12.00% 2008                                                                        1,500               1,102
 9.375% 2009                                                                        3,000               1,830     1.96
 Series D, 13.00% exchangeable preferred 2009 (3) (4)                             38,253 shares        12,050
 5.25% convertible senior notes 2010                                                    $12,000         6,289
 Series E, 11.25% exchangeable preferred,                                         36,985 shares        11,650
 redeemable 2010 (3) (4)
Leap Wireless International, Inc.:                                                                                1.22
 12.50% 2010                                                                            $20,675        13,439
 0%/14.50% 2010(1)                                                                 40,055              11,215
Cricket Communications, Inc.:(7)
 8.50% 2007                                                                              12,720         8,395
 8.563% 2007                                                                        8,000               5,280
TeleCorp PCS, Inc.:
 0%/11.625% 2009(1)                                                                25,925              15,296
 10.625% 2010                                                                      17,250              15,266     1.14
Tritel PCS, Inc. 10.375% 2011                                                       6,000               5,160
Centennial Cellular Corp. 10.75% 2008                                              41,065              35,521     1.13
Nextel Partners, Inc.:
 0%/14.00% 2009(1)                                                                 42,082              18,937
 11.00% 2010                                                                       21,250              13,387     1.03
CFW Communications Co. 13.00% 2010                                                 36,800              28,704      .92
PTC International Finance BV 0%/10.75% 2007(1)                                     19,100              15,137      .48
Microcell Telecommunications Inc., Series B,                                       18,750               8,437      .27
 0%/14.00% 2006(1)
AirGate PCS, Inc. 0%/13.50% 2009(1)                                                 6,950               4,483      .14
PageMart Wireless, Inc.: (5) (6)
 15.00% 2005                                                                       19,250               1,540
 0%/11.25% 2008(1)                                                                 61,010               1,907      .11
Triton PCS, Inc. 9.375% 2011                                                        3,125               3,070      .10
Cellco Finance NV:
 12.75% 2005                                                                        3,250               1,958
 15.00% 2005                                                                        1,590                 990      .09
AT&T Wireless Services, Inc. 7.875% 2011(2)                                         2,250               2,401      .08
PanAmSat Corp.:
 6.125% 2005                                                                        1,025                 934
 6.375% 2008                                                                        1,250               1,078      .07
Teletrac Holdings, Inc. 9.00% 2004(2)(4)(6)                                         1,626               1,301      .04
Nuevo Grupo Iusacell, SA de CV 14.25% 2006                                            380                 377      .01
                                                                                                      346,967    11.07

Hotels, Restaurants & Leisure  -  8.83%
Boyd Gaming Corp.:
 9.25% 2003                                                                        25,000              24,500
 9.50% 2007                                                                         7,500               6,750     1.29
 9.25% 2009(2)                                                                     10,000               9,100
Premier Parks Inc.:
 9.25% 2006                                                                         5,375               5,079
 9.75% 2007                                                                        13,875              13,112
 0%/10.00% 2008(1)                                                                  9,250               7,215     1.22
Six Flags Inc. 9.50% 2009                                                          11,000              10,780
Six Flags Entertainment Corp. 8.875% 2006                                           2,250               2,205
Horseshoe Gaming Holding Corp., Series B,                                          23,500              23,030      .73
 8.625% 2009
William Hill Finance 10.625% 2008                                                 pounds 12,700        20,077      .64
Jupiters Ltd. 8.50% 2006                                                                $19,180        18,509      .59
International Game Technology:
 7.875% 2004                                                                       11,750              11,633
 8.375% 2009                                                                        4,250               4,250      .51
Argosy Gaming Co.:
 10.75% 2009                                                                        6,250               6,688
 9.00% 2011                                                                         8,350               8,350      .48
KSL Recreation Group, Inc. 10.25% 2007                                             15,455              14,373      .46
Station Casinos, Inc. 8.375% 2008                                                  14,250              13,466      .43
Mirage Resorts, Inc.:
 6.625% 2005                                                                        1,950               1,900
 6.75% 2007                                                                         4,250               3,911
 6.75% 2008                                                                         2,250               2,051      .41
MGM Mirage Inc. 8.50% 2010                                                          5,350               5,158
Harrah's Operating Co., Inc.:
 7.875% 2005                                                                        6,725               6,658
 7.125% 2007(2)                                                                     3,000               2,901      .40
 7.50% 2009                                                                         3,000               2,905
Ameristar Casinos, Inc. 10.75% 2009                                                11,250              11,475      .37
Hard Rock Hotel, Inc., Series B, 9.25% 2005                                        12,954              11,011      .35
Florida Panthers Holdings, Inc. 9.875% 2009                                        11,000              11,000      .35
Hollywood Casino Corp. 11.25% 2007                                                  6,190               6,376      .20
Eldorado Resorts LLC 10.50% 2006                                                    7,000               6,230      .20
Mohegan Tribal Gaming Authority 8.375% 2011(2)                                      4,000               4,040      .13
Royal Caribbean Cruises Ltd.:
 7.00% 2007                                                                         1,400               1,050
 6.75% 2008                                                                         1,300               1,001      .07
AMF Bowling Worldwide, Inc.:
 10.875% 2006(5)                                                                    4,250                  21
 12.25% 2006(5)                                                                    12,043                  60      .00
 0% convertible debentures 2018 (2) (6)                                            10,508                   1
                                                                                                      276,866     8.83

Materials  -  6.83%
Georgia-Pacific Corp.:
 7.50% 2006                                                                         1,250               1,267
 8.125% 2011                                                                       37,400              37,514
 8.875% 2031                                                                       12,000              11,597     1.76
Fort James Corp. 6.875% 2007                                                        5,000               4,837
Container Corp. of America:
 Series B, 10.75% 2002                                                              7,250               7,286
 9.75% 2003                                                                        33,750              33,919     1.70
Stone Container Corp. 9.75% 2011                                                   12,000              12,240
Printpack, Inc.:
 Series B, 9.875% 2004                                                              7,750               7,653
 10.625% 2006                                                                      19,305              19,305      .86
Potlatch Corp. 10.00% 2011(2)                                                      18,300              18,575      .59
Kappa Beheer BV:
 10.625% 2009                                                                      11,750              10,997      .56
 0%/12.50% 2009(1)                                                                   Euro 9,500         6,546
Tekni-Plex, Inc., Series B, 12.75% 2010                                                 $13,875        12,141      .39
Kaiser Aluminum & Chemical Corp. 12.75% 2003                                       11,875               8,550      .27
Freeport-McMoRan Copper & Gold Inc.:
 7.50% 2006                                                                           100                  70
 7.20% 2026                                                                         7,825               6,593      .21
Packaging Corp. of America, Series B, 9.625% 2009                                   3,250               3,380      .11
Advance Agro Capital BV 13.00% 2007                                                 7,125               3,527      .11
Doe Run Resources Corp., Series B, 11.25% 2005                                      7,950               2,703      .09
Indah Kiat Finance Mauritius Ltd.:(5)
 11.875% 2002                                                                       7,900               1,955
 10.00% 2007                                                                        5,200                 793      .09
Oregon Steel Mills, Inc. 11.00% 2003                                                2,005               1,875      .06
Pindo Deli Finance Mauritius Ltd.:(5)
 10.25% 2002                                                                        5,000                 563
 10.75% 2007                                                                        2,925                 329      .03
APP International Finance Co. BV 11.75% 2005(5)                                       275                  65      .00
                                                                                                      214,280     6.83


Communications Equipment -  6.16%
Crown Castle International Corp.:
 0%/10.625% 2007(1)                                                                21,700              16,926
 12.75% senior exchangeable preferred 2010(3)(4)                                  27,455 shares        20,858
 0%/10.375% 2011(1)                                                                 $21,950            12,511
 10.75% 2011                                                                        9,750               8,970
 0%/11.25% 2011(1)                                                                 13,500               7,560     2.13
SpectraSite Holdings, Inc., Series B:
 0%/12.00% 2008(1)                                                                  8,500               3,655
 0%/11.25% 2009(1)                                                                 30,125               9,489
 10.75% 2010                                                                        5,750               3,795
 12.50% 2010                                                                       25,500              18,233
 0%/12.875% 2010(1)                                                                11,075               3,046     1.22
SBA Communications Corp.:
 0%/12.00% 2008(1)                                                                  7,350               5,072
 10.25% 2009                                                                       33,000              26,730     1.01
American Tower Corp.:
 9.375% 2009                                                                       19,500              16,575
 5.00% convertible debentures 2010                                                  5,000               3,727      .65
Nortel Networks Ltd. 6.125% 2006                                                   19,682              15,390      .49
Adaptec, Inc. 4.75% convertible subordinated                                       10,000               8,957      .29
 notes 2004
Motorola, Inc.:
 7.625% 2010                                                                        2,000               2,000
 7.50% 2025                                                                         2,000               1,760      .17
 6.50% 2028                                                                         1,200                 926
 5.22% 2097                                                                         1,200                 732
Loral Orion Network Systems, Inc. 11.25% 2007                                      11,725               4,104      .13
Lucent Technologies Inc. 7.25% 2006                                                 2,500               2,050      .07
                                                                                                      193,066     6.16

Retail  -  5.85%
J.C. Penney Co., Inc.:
 7.375% 2004                                                                        2,000               1,910
 7.05% 2005                                                                         6,850               6,302
 7.60% 2007                                                                         7,120               6,604
 7.375% 2008                                                                        7,030               6,362
 6.875% 2015                                                                        9,900               7,920     2.06
 7.65% 2016                                                                         3,380               2,704
 7.95% 2017                                                                         1,000                 815
 9.75% 2021(8)                                                                      8,013               7,212
 8.25% 2022(8)                                                                      5,625               4,725
 8.125% 2027                                                                        2,675               2,086
 7.40% 2037                                                                        12,125              11,034
 7.625% 2097                                                                        9,875               6,878
Rite Aid Corp.:
 7.125% 2007                                                                        9,750               8,044
 11.25% 2008(2)                                                                     6,625               6,724
 6.875% 2013                                                                       14,725              10,676     1.63
 7.70% 2027                                                                        24,225              17,684
 6.875% 2028(2)                                                                    12,000               8,040
Dillard's, Inc.:
 6.125% 2003                                                                        5,300               5,031
 6.43% 2004                                                                         1,825               1,692
 6.69% 2007                                                                         1,000                 845
 6.30% 2008                                                                         2,450               2,007      .49
 6.625% 2008                                                                        1,500               1,231
 6.625% 2018                                                                        5,165               3,663
 7.00% 2028                                                                         1,470               1,013
Kmart Corp., pass-through certificates,                                            10,500               7,756      .48
 Series 1995 K-2, 9.78% 2020(8)
DR Securitized Lease Trust, Series 1994                                             9,855               7,307
 K-2, 9.35% 2019(8)
Amazon.com, Inc. 6.875% PEACS convertible                                           Euro 36,200        13,022      .42
 subordinated notes 2010
Office Depot, Inc. 10.00% 2008(2)                                                        $8,000         8,120      .26
Saks Inc. 7.375% 2019                                                               9,825               5,649      .18
Federated Department Stores, Inc. 6.625% 2011                                       5,500               5,258      .17
Sunglass Hut International Ltd. 5.25%                                               5,500               5,019      .16
 convertible debentures 2003
                                                                                                      183,333     5.85



Diversified Telecommunication Services  -  4.44%
Voicestream Wireless Corp.:
 10.375% 2009                                                                      10,948              12,520
 0%/11.875% 2009(1)                                                                40,275              35,198     1.99
Omnipoint Corp. 11.50% 2009(2)(6)                                                  13,050              14,779
TELUS Corp.:
 7.50% 2007                                                                        14,200              14,888
 8.00% 2011                                                                         3,500               3,722      .59
COLT Telecom Group PLC:
 0%/12.00% 2006(1)                                                                 23,750              13,775
 8.875% 2007                                                                            DM8,000         1,863      .51
 7.625% 2008                                                                        1,000                 210
France Telecom:(2)(7)
 7.45% 2006                                                                              $7,000         7,445
 8.00% 2011                                                                         3,000               3,223      .34
CenturyTel, Inc., Series H, 8.375% 2010                                             7,750               8,425      .27
Allegiance Telecom, Inc.:
 0%/11.75% 2008(1)                                                                 10,000               3,500
 12.875% 2008                                                                       5,725               3,091      .21
Nortel Inversora SA, Class A, preferred                                          675,397 shares         5,792      .18
 (Argentina)(2)(6)
Williams Communications Group, Inc.:
 11.70% 2008                                                                        5,150               2,163
 10.875% 2009                                                                       4,500               1,890      .13
XO Communications, Inc. 14.00% preferred 2009(3)(4)                                    39 Shares
NEXTLINK Communications, Inc.:
 9.625% 2007                                                                             $2,250           450
 0%/12.125% 2009(1)                                                                11,975               1,138
 0%/12.25% 2009(1)                                                                 11,750               1,175      .09
Hyperion Telecommunications, Inc., Series B,                                        5,000               2,250      .07
 13.00% 2003
IXC Communications, Inc. 12.50% exchangeable                                       1,976 shares         1,857      .06
 preferred, redeemable 2009 (3)
GT Group Telecom Inc., units 0%/13.25% 2010(1)                                          $11,000         1,980      .06
KMC Telecom Holdings, Inc. 0%/12.50% 2008(1)                                       22,500               1,575      .05
VersaTel Telecom International NV 4.00%                                              Euro 6,825         1,243      .04
 convertible notes 2005 (Netherlands)
Global TeleSystems Group, Inc. 9.875% 2005(5)                                            $6,000           705      .02
IMPSAT Corp. 12.375% 2008                                                           2,000                 225      .01
Netia Holdings BV 0%/11.25% 2007(1)                                                 1,000                  75      .00
                                                                                                      145,157     4.62

Technology Hardware & Equipment  -  4.16%
Solectron Corp.LYON:
 0% convertible notes 2020                                                         23,300              11,769
 0% convertible notes 2020                                                         61,650              25,354     1.18
Micron Technology, Inc. 6.50% 2005(2)                                              34,000              27,540      .88
Fairchild Semiconductor Corp.:
 10.125% 2007(8)                                                                    4,525               4,276
 10.50% 2009                                                                        8,300               7,906      .39
Conexant Systems, Inc. 4.00% convertible                                           14,700               8,042      .26
 subordinated notes 2007
SCI Systems, Inc. 3.00% convertible                                                10,500               7,963      .25
 subordinated debentures 2007
Flextronics International Ltd.:
 8.75% 2007                                                                         4,875               4,631
 9.875% 2010                                                                        2,150               2,107      .22
Zilog, Inc. 9.50% 2005(5)                                                          33,150               5,967      .19
LSI Logic Corp. 4.00% convertible                                                   5,961               4,769      .15
 subordinated notes 2005
TranSwitch Corp. 4.50% convertible notes 2005                                       5,600               3,947      .13
Vitesse Semiconductor Corp. 4.00% convertible                                       4,200               3,407      .11
 subordinated debentures 2005
TriQuint Semiconductor, Inc. 4.00% convertible                                      4,240               3,284      .10
 subordinated notes 2007
Analog Devices, Inc. 4.75% convertible                                              3,200               2,946      .09
 subordinated notes 2005
Cypress Semiconductor Corp. 3.75% convertible                                       3,080               2,450      .08
 subordinated notes 2005
Celestica Inc. 0% convertible debenture 2020                                        5,850               2,112      .07
Hyundai Semiconductor America, Inc. 8.625% 2007(2)                                  3,565               1,618      .05
RF Micro Devices, Inc. 3.75% convertible                                              451                 347      .01
 subordinated notes 2005
                                                                                                      130,435     4.16

Financials  -  3.99%
IBJ Preferred Capital Co. LLC, Series A,                                       2,500,000 shares         2,233
 8.79% noncumulative preferred(undated)(2)(7)
Fuji JGB Investment LLC, Series A, 9.87%                                           23,250              20,920      .74
 noncumulative preferred (undated)(2)(7)
GS Escrow Corp.:
 7.00% 2003                                                                              $4,500         4,589
 7.125% 2005                                                                       17,000              17,327      .70
First Pacific Co. Ltd. convertible note 2.00% 2002                                 12,000              15,120      .48
Chevy Chase Preferred Capital Corp. 10.375%                                      214,000 shares        12,144      .39
Providian Financial Corp. 9.525% 2027(2)                                                $15,000        11,961      .38
Komercni Banka, AS 9.00%/10.75% 2008 (1) (2)                                       10,500              10,841      .35
Sakura Capital Funding 4.463% (undated)(2)(7)                                      10,000               9,975      .32
Superior Financial Corp. 8.65% 2003(2)                                              6,000               6,025      .19
BNP U.S. Funding LLC, Series A, 7.738%                                         4,750,000 shares         5,081      .16
 noncumulative preferred (undated)(2)(7)
BankUnited Capital Trust, BankUnited                                                     $4,500         4,106      .13
 Financial Corp., 10.25% 2026
Advanta Capital Trust I, Series B, 8.99% 2026                                       4,500               2,880      .09
Chevy Chase Bank, FSB 9.25% 2008                                                    2,000               1,960      .06
                                                                                                      125,162     3.99

Commercial Services & Supplies  -  3.40%
Allied Waste North America, Inc.:
 7.625% 2006                                                                          500                 489
 8.875% 2008(2)                                                                     6,250               6,359     1.42
 10.00% 2009                                                                       37,625              37,625
Waste Management, Inc.:
 4.00% convertible debentures 2002                                                 12,000              11,862
 7.70% 2002                                                                         5,700               5,899
 6.875% 2009                                                                        1,500               1,508
 7.375% 2010                                                                        3,000               3,175     1.10
USA Waste Services, Inc. 6.50% 2002                                                 2,000               2,051
WMX Technologies, Inc.:
 6.375% 2003                                                                        7,500               7,775
 7.10% 2026                                                                         2,150               2,234
KinderCare Learning Centers, Inc.,                                                 13,200              11,946      .38
 Series B, 9.50% 2009
Iron Mountain Inc.:
 8.125% 2008                                                                          875                 871
 8.75% 2009                                                                         5,370               5,424      .20
Stericycle, Inc., Series B, 12.375% 2009                                            5,250               5,617      .18
Protection One Alarm Monitoring, Inc.                                               5,166               3,720      .12
 13.625% 2005(7)
Safety-Kleen Services, Inc. 9.25% 2008(5)(6)                                        7,000                  70      .00
                                                                                                      106,625     3.40

Electric Utilities  -  2.92%
Edison International 6.875% 2004                                                    6,000               5,130
Mission Energy Holding Co. 13.50% 2008(2)                                          12,000              12,180
Edison Mission Energy:
 10.00% 2008(2)                                                                     7,000               7,033     1.83
 7.73% 2009                                                                        11,000              10,063
 9.875% 2011                                                                       17,875              18,087
Edison Mission Holdings Co. 8.734% 2026(8)                                          5,000               4,901
AES Drax Holdings Ltd., Series A, 10.41% 2020(8)                                   23,075              23,363      .74
TNP Enterprises, Inc., Series B, 10.25% 2010                                        7,250               7,685      .25
Israel Electric Corp. Ltd. 7.75% 2027(2)                                            2,550               2,195      .07
AES Corp. 9.50% 2009                                                                1,075                 967      .03
                                                                                                       91,604     2.92


Food & Beverages  -  1.24%
Canandaigua Wine Co., Inc.:
 8.75% 2003                                                                         8,150               8,150
 Series C, 8.75% 2003                                                               9,750               9,750      .57
Aurora Foods Inc.:
 Series B, 9.875% 2007                                                              8,522               7,244
 Series D, 9.875% 2007                                                              4,953               4,210      .37
Fage Dairy Industry SA 9.00% 2007                                                  10,000               9,200      .29
DGS International Finance Co. BV 10.00% 2007(2)(5)                                  4,050                 294      .01
                                                                                                       38,848     1.24

Oil & Gas  -  1.24%
Pogo Producing Co.:
 8.75% 2007                                                                        16,500              16,500
 10.375% 2009                                                                       6,500               6,760      .74
Premcor USA, Inc. 11.50% senior exchangeable                                      23,719 shares         9,488
 preferred 2009(3)(4)
Clark Refining & Marketing, Inc. 8.875% 2007                                             $1,050           766      .33
Newfield Exploration Co.:
 Series B, 7.45% 2007                                                               1,750               1,770
 7.625% 2011                                                                        3,500               3,496      .17
                                                                                                       38,780     1.24

Transportation  -  1.19%
International Shipholding Corp.:
 9.00% 2003                                                                               5,750         5,520
 Series B, 7.75% 2007                                                               8,375               7,119      .40
Teekay Shipping Corp. 8.875% 2011                                                  11,750              11,427      .37
American Airlines 8.608% 2011(2)                                                    5,000               5,135      .16
United Air Lines, Inc. 9.00% 2003                                                   3,000               2,610      .08
Gearbulk Holding Ltd. 11.25% 2004                                                   2,000               2,000      .06
USAir, Inc., Pass Through Trust, Series                                             3,150               1,795      .06
 1993-A3, 10.375% 2013 (8)
Delta Air Lines 9.750% 2021                                                         2,200               1,694      .06
                                                                                                       37,300     1.19

Capital Goods  -  1.19%
Cummins Capital Trust I 7.00% QUIPS                                              180,000 shares         8,471      .27
 convertible preferred 2031(2)
Swire Pacific Offshore Financing Ltd. 9.33%                                       352,000               8,352      .27
 cumulative guaranteed perpetual preferred
 capital securities(2)
Terex Corp., Class B, 10.375% 2011                                                       $6,750         6,514      .21
McDermott Inc. 9.375% 2002                                                          6,775               6,267      .20
AGCO Corp. 9.50% 2008(2)                                                            5,750               5,692      .18
EarthWatch Inc., Series B, 7.00% convertible                                     833,553 shares         1,875      .06
 preferred 2009 (3)(4)(6)
                                                                                                       37,171     1.19


Health Care Providers & Services  -  1.05%
Columbia/HCA Healthcare Corp. 6.91% 2005                                                $12,250        12,434      .40
Clarent Hospital Corp. 11.50% 2005(6)(9)                                           13,136              10,115      .32
Omnicare, Inc. 5.00% convertible debentures 2007                                   10,000               8,962      .29
Integrated Health Services, Inc.:(5)
 10.25% 2006(7)(6)                                                                 11,250                 113
 Series A, 9.50% 2007(6)                                                           37,500                 375      .03
 Series A, 9.25% 2008 (6)                                                          46,250                 463
Sun Healthcare Group, Inc.:(5)
 Series B, 9.50% 2007(6)                                                           24,875                 249
 9.375% 2008(2)(6)                                                                 19,110                 191      .01
Mariner Health Group, Inc. 9.50% 2006(5)(6)                                        13,625                 136      .00
                                                                                                       33,038     1.05


Consumer Durables  -  0.79%
Levi Strauss & Co.:
 6.80% 2003                                                                         5,025               3,819
 11.625% 2008                                                                       7,100               5,219      .29
Boyds Collection, Ltd., Series B, 9.00% 2008                                        8,803               8,627      .27
Salton/Maxim Housewares, Inc. 10.75% 2005                                           5,050               3,990      .13
Hasbro, Inc. 7.95% 2003                                                             3,250               3,088      .10
                                                                                                       24,743      .79

Other  -  1.23%
Dana Corp. 9.00% 2011(2)                                                           12,190              10,605      .34
Playtex Products, Inc. 9.375% 2011                                                  5,750               5,779      .19
Chase Commercial Mortgage Securities Corp.,                                         5,000               4,839      .15
 Series 1998-2, Class E, 6.39% 2030(8)
Mediterranean Re PLC 9.411% 2005(2)(7)(8)                                           5,000               4,785      .15
HMH Properties, Inc., Series A, 7.875% 2005                                         5,000               4,350      .14
Gramercy Place Insurance Ltd., Series 1998-A,                                       3,049               3,045      .10
 Class C-2, 8.95% 2002(2)(8)
GMAC Commercial Mortgage Securities, Inc.,                                          2,500               2,429      .08
 Series 1997-C2, Class E, 7.624% 2011(8)
Tenneco Automotive Inc. 11.625% 2009                                                4,000               1,300      .04
Elizabeth Arden, Inc., Series B, 11.75% 2011                                          750                 694      .02
Exodus Communications, Inc. 11.625% 2010(5)                                         5,000                 550      .02
Key Plastics Holdings, Inc., Series B, 10.25% 2007(5)                               9,650                  82       -
                                                                                                       38,458     1.23

U.S. Treasury Notes and Bonds  -  1.87%
 7.50% November 2001                                                               20,000              20,119
 7.50% February 2005                                                                6,000               6,755
 4.75% November 2008                                                               10,000              10,227     1.87
 7.875% February 2021                                                               4,000               5,173
 6.125% November 2027                                                              15,000              16,313
                                                                                                       58,587     1.87

Non-U.S. Government Obligations  -  1.83%
Panama (Republic of):
 9.625% 2011                                                                        1,500               1,496
 Interest Reduction Bond 4.75% 2014(7)(8)                                          12,470              10,506      .45
 10.75% 2020                                                                          415                 424
 8.875% 2027                                                                        2,000               1,765
United Mexican States Government:
 Series A, 0% 2003                                                                  1,963                  15
Eurobonds:
  Global, 8.625% 2008                                                               1,240               1,277
  Global, 11.375% 2016                                                              5,251               6,078      .44
  Global, 8.125% 2019                                                               1,695               1,527
  Global, 8.30% 2031                                                                5,440               4,801
Russian Federation:
 12.75% 2028                                                                        5,000               4,908
 5.00% 2030(7)(8)                                                                   5,000               2,288      .23
Brazil (Federal Republic of):
 Eligible Interest Bond 5.438% 2006(7)(8)                                           1,436               1,199
 Bearer 8.00% 2014(4)(8)                                                            3,955               2,675      .18
 8.875% 2024                                                                        1,895               1,066
 11.00% 2040                                                                          915                 600
Turkish Treasury Bill:
 0% 2001                                                                         TRL195,000,000           112
 0% 2002                                                                      509,000,000                 258
 0% 2002                                                                    1,571,000,000                 778      .14
 0% 2002                                                                      201,000,000                  81
 12.375% 2009                                                                            $3,675         3,335
Bulgaria (Republic of) Front Loaded Interest                                        3,660               2,904      .09
 Reduction Bond, 4.539% 2012(7)(8)
Argentina (Republic of):
 Series E, 0% 2003                                                                  1,500               1,099
 Eurobond 6.00% 2023(7)                                                             1,145                 664      .08
 12.00% 2031(8)                                                                     1,396                 740
Dominican Republic 9.50% 2006 (2)                                                   2,130               2,071      .07
South Africa (Republic of) 13.00% 2010                                                ZAR13,600         1,707      .05
Philippines (Republic of):
 9.875% 2019                                                                               $500           399
 10.625% 2025                                                                         945                 780      .04
Venezuela (Republic of) Eurobond 4.75% 2007(7)(8)                                   1,238                 986      .03
Peru (Republic of):(7)(8)
 Front-Loaded Interest Reduction Eurobond                                             400                 258
 4.00% 2017
 Past Due Interest Eurobond 4.50% 2017                                                875                 616      .03
                                                                                                       57,413     1.83





                                                                                     Number of
                                                                                         Shares
Common Stocks & Warrants  -  1.40%
Price Communications Corp. (3)                                                          960,382        16,278      .52
Nextel Communications, Inc., Class A(2)(3)                                            1,315,149        11,363      .36
Rural Cellular Corp., Class A(3)                                                        100,000         2,430      .08
Viacom Inc., Class B (merged with Infinity                                               63,225         2,181      .07
 Broadcasting Corp., Class A)(3)
Clear Channel Communications, Inc. (3)                                                   51,012         2,028      .07
ACME Communications, Inc. (3)                                                           213,145         1,492      .05
Radio One, Inc., Class A (3)                                                             22,000           255
Radio One, Inc. (3)                                                                      44,000           508      .02
Cumulus Media Inc., Class A (3)(4)                                                      100,000           695      .02
WorldCom, Inc. - WorldCom Group (3)                                                      31,500           474
WorldCom, Inc. - MCI Group                                                                1,260            19      .02
Leap Wireless International, Inc., warrants,                                             37,900           246      .01
 expire 2010(2)(3)
GT Group Telecom Inc., warrants, expire 2010                                             11,000            41       -
 (Canada)(2)(3)(6)
Allegiance Telecom, Inc., warrants,                                                       5,000            25       -
 expire 2008(2)(3) (6)
Viatel, Inc. (3)                                                                         58,503             3       -
NTELOS, Inc., warrants, expire 2010(3)(6)                                                36,800             2       -
Protection One Alarm Monitoring, Inc.,                                                   30,400             2       -
 warrants, expire 2005(2)(3)(6)
Comunicacion Celular SA, Class B, warrants,                                              15,000             2       -
 expire 2003 (Colombia)(2)(3)(6)
NTL Inc., warrants, expire 2008 (2)(3)(6)                                                 6,412             1       -
KMC Telecom Holdings Inc., warrants,                                                     22,500            -        -
 expire 2008 (2)(3)
McCaw International, Ltd., warrants,                                                      8,500            -        -
 expire 2007 (2)(3)(6)
Clarent Hospital Corp. (3)(6)                                                           616,906            -        -
Tultex Corp.:(3) (6)
 Warrants, expire 2007                                                                   81,220            -        -
 Warrants, expire 2007                                                                   40,610            -        -
V2 Music Holdings PLC, (United Kingdom):(3) (6)
 Warrants, expire 2008 (2)                                                               10,905            -        -
 Warrants, expire 2008 (2)                                                         Pounds 2,250            -        -
                                                                                                       38,045     1.22


Total Bonds, Notes & Equity Securities                                                              2,860,345    91.23
 (cost: $3,460,128,000)



                                                                                      Principal       Market  Percent
                                                                                         Amount        Value   of Net
Short-Term Securities                                                                     (000)        (000)   Assets

Corporate Short-Term Notes  -  4.92%
JP Morgan Chase & Co.:
 3.50% due 10/11/01                                                                     $16,900        16,882
 3.42% due 10/19/01                                                                 7,800               7,786      .79
CIT Group, Inc. 3.45% due 10/01/01                                                 23,780              23,773      .76
Monsanto Co. 3.45% due 10/19/01(2)                                                 21,500              21,461      .68
Triple-A One Funding Corp. 3.01% due 10/03/01(2)                                   20,000              19,995      .64
Electronic Data Systems Corp. 3.41%                                                19,007              18,960      .60
 due 10/26/01(2)
BellSouth Corp. 3.46% due 10/12/01(2)                                              11,000              10,987      .35
Corporate Asset Funding Co. Inc. 3.00%                                             11,000              10,978      .35
 due 10/24/01(2)
Wal-Mart Stores, Inc. 2.97% due 10/10/01(2)                                        10,000               9,990      .32
Estee Lauder Companies Inc. 3.60% due 10/11/01(2)                                   8,500               8,491      .27
Preferred Receivables Funding Corp. 2.59%                                           5,185               5,170      .16
 due 11/09/01(2)
                                                                                                      154,473     4.92

Federal Agency Short-Term Obligations  -  1.84%
Fannie Mae 3.45% due 10/04/01                                                      23,000              22,991      .73
Federal Home Loan Banks 3.40% due 10/26/01                                         18,500              18,454      .59
Federal Farm Credit Bank 3.41% due 10/26/01                                         8,500               8,479      .27
Freddie Mac 3.57% due 10/12/01                                                      7,700               7,691      .25
                                                                                                       57,615     1.84


TOTAL SHORT-TERM SECURITIES (cost: $212,088,000)                                                      212,088     6.76


TOTAL INVESTMENT SECURITIES (cost: $3,672,216,000)                                                  3,072,433    97.99
Excess of cash and receivables over payables                                                           63,055     2.01

NET ASSETS                                                                                         $3,135,488  100.00%

(1) Step bond; coupon rate will increase at a later date.
(2) Purchased in a private placement transaction;
    resale may be limited to qualified institutional buyers; resale to public may require registration.
(3) Non-income-producing security.
(4) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(5) Company not making interest (or dividend) payments; bankruptcy proceedings pending.
(6) Valued under procedures established by the Board of Trustees.
(7) Coupon rate may change periodically.
(8) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(9) The fund owns 10.10% of the outstanding voting securities of Clarent Hospital Corp.
    and thus is considered an affiliate as defined the Investment Company Act of 1940.

See Notes to Financial Statements

American High Income Trust
Financial statements

Statement of assets and liabilities
at September 30, 2001                                        (dollars in    thousands)
Assets:
 Investment securities at market
  (cost: $3,672,216)                                                        $3,072,433
 Cash                                                                            1,982
 Receivables for -
  Sales of investments                                           $10,725
  Sales of fund's shares                                          16,193
  Dividends and interest                                          66,854
  Other                                                              264        94,036
                                                                             3,168,451
Liabilities:
 Payables for -
  Purchases of investments                                        17,463
  Repurchases of fund's shares                                     2,383
  Forward currency contracts - net                                   823
  Dividends on fund's shares                                      10,108
  Management services                                              1,185
  Other expenses                                                   1,001        32,963
Net assets at September 30, 2001                                            $3,135,488


 Shares of beneficial interest issued and outstanding -
  unlimited shares authorized
 Class A shares:
  Net assets                                                                $2,935,837
  Shares outstanding                                                       260,486,923
  Net asset value per share                                                     $11.27
 Class B shares:
  Net assets                                                                  $122,766
  Shares outstanding                                                        10,891,928
  Net asset value per share                                                     $11.27
 Class C shares:
  Net assets                                                                   $44,341
  Shares outstanding                                                         3,933,926
  Net asset value per share                                                     $11.27
 Class F shares:
  Net assets                                                                   $32,544
  Shares outstanding                                                         2,887,340
  Net asset value per share                                                     $11.27




Statement of operations
for the year ended September 30, 2001                        (dollars in    thousands)
Investment income:
 Income:
  Interest                                                      $308,714
 Dividends                                                         6,395      $315,109

 Expenses:
  Management services fee                                         13,981
  Distribution expenses - Class A                                  7,186
  Distribution expenses - Class B                                    713
  Distribution expenses - Class C                                    115
  Distribution expenses - Class F                                     22
  Transfer agent fee - Class A                                     2,173
  Transfer agent fee - Class B                                        60
  Administrative services fees - Class C                              31
  Administrative services fees - Class F                              21
  Reports to shareholders                                            123
  Registration statement and prospectus                              272
  Postage, stationery and supplies                                   371
  Trustees' fees                                                      41
  Auditing and legal fees                                             66
  Custodian fee                                                       84
  Taxes other than federal income tax                                 49
  Other expenses                                                      18        25,326
Net investment income                                                          289,783

Realized loss and unrealized
 depreciation on investments:
 Net realized loss                                                            (167,826)
 Net unrealized depreciation on:
  Investments                                                   (242,410)
  Open forward currency contracts                                 (1,935)
   Net unrealized depreciation                                                (244,345)
  Net realized loss and
   unrealized depreciation
   on investments                                                             (412,171)
 Net decrease in net assets resulting
  from operations                                                            $(122,388)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American High-Income Trust, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

 The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 3.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Trustees.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. [In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $13,353,000 for the year ended September 30, 2001.


3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of September 30, 2001, the cost of investment securities, excluding forward currency contracts, for book and federal income tax reporting purposes was $3,672,216,000. Net unrealized depreciation on investments, excluding forward currency contracts, aggregated $599,783,000; $96,428,000 related to appreciated securities and $696,211,000 related to depreciated securities. For the year ended September 30, 2001, the fund realized tax basis net capital losses of $9,548,000. The fund had available at September 30, 2001, a net capital loss carryforward totaling $9,548,000 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has deferred, for tax purposes, to fiscal year ending September 30, 2001, the recognition of capital losses totaling $149,672,000 and net losses relating to non-U.S. currency transactions of $10,752,000 which were realized during the period November 1, 2000 through September 30, 2001. Net losses related to non-U.S. currency transactions of $13,353,000 are treated as an adjustment to ordinary income for federal income tax purposes.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $13,981,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Trustees of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.30% per annum of the first $60 million of daily net assets decreasing to 0.16% of such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a series of rates beginning with 3.00% per annum of the first $8,333,333 of the fund's monthly gross investment income decreasing to 2.00% of such income in excess of $25,000,000. For the year ended September 30, 2001, the management services fee was equivalent to an annualized rate of 0.466% of average net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Trustees. The plans provide for annual expenses, based on average daily net assets, of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.30% annual expense limit for Class A shares is not exceeded. For the year ended September 30, 2001, aggregate distribution expenses were $7,186,000, or 0.249% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended September 30, 2001, aggregate distribution expenses were $713,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Trustees has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended September 30, 2001, aggregate distribution expenses were $115,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Trustees has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended September 30, 2001, aggregate distribution expenses were $22,000, or 0.25% of average daily net assets attributable to Class F shares.

As of September 30, 2001, aggregate distribution expenses payable to AFD for all share classes were $711,000.

AFD received $2,648,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended September 30, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $2,233,000 was incurred during the year ended September 30, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of September 30, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $171,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended September 30, 2001, total fees under the agreement were $52,000. As of September 30, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $12,000.

DEFERRED TRUSTEES' FEES - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of September 30, 2001, the cumulative amount of these liabilities was $63,000. Trustees' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

Trustees' fees during the year ended September 30,2001, were $41,000, comprised of $31,000 in current fees (either paid in cash or deferred), and $10,000, representing the net increase in the value of deferred compensation.

AFFILIATED OFFICERS AND TRUSTEES - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities,of $1,776,133,000 and $1,218,074,000, respectively, during the year ended September 30, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended September 30, 2001, the custodian fee of $84,000 was paid by these credits rather than in cash.

For the year ended September 30, 2001, the fund reclassified $183,000 from undistributed net capital gain and $2,046,000 from undistributed net investment income to additional paid-in capital to reflect permanent differences between book and tax reporting.

As of September 30, 2001, net assets consisted of the following:

                                                                      (dollars in thousands)
Capital paid in on shares of beneficial interest                                  $3,911,695
Distributions in excess of net investment income                                     (16,237)
Accumulated net realized loss                                                       (159,531)
Net unrealized depreciation                                                         (600,439)
Net assets                                                                        $3,135,488

Capital share transactions in the fund were as follows:

                                                                         Year ended
                                                                 September 30, 2001
                                                                       Amount (000)           Shares
Class A Shares:
  Sold                                                             $        945,528       76,788,508
  Reinvestment of dividends and distributions                               205,256       16,849,197
  Repurchased                                                              (598,181)     (48,881,216)
   Net increase in Class A                                                  552,603       44,756,489
Class B Shares: (1)
  Sold                                                                      113,387        9,245,041
  Reinvestment of dividends and distributions                                 3,921          324,248
  Repurchased                                                                (8,864)        (733,390)
   Net increase in Class B                                                  108,444        8,835,899
Class C Shares: (2)
  Sold                                                                       49,894        4,126,762
  Reinvestment of dividends and distributions                                   629           53,081
  Repurchased                                                                (2,893)        (245,917)
   Net increase in Class C                                                   47,630        3,933,926
Class F Shares: (2)
  Sold                                                                       52,824        4,369,644
  Reinvestment of dividends and distributions                                   507           42,986
  Repurchased                                                               (18,396)      (1,525,290)
   Net increase in Class F                                                   34,935        2,887,340
Total net increase in fund                                         $        743,612       60,413,654

                                                                         Year ended
                                                                 September 30, 2000
                                                                       Amount (000)           Shares

Class A Shares:
  Sold                                                             $        709,127       52,802,532
  Reinvestment of dividends and distributions                               186,881       13,990,142
  Repurchased                                                              (758,788)     (56,441,175)
   Net increase in Class A                                                  137,220       10,351,499
Class B Shares: (1)
  Sold                                                                       27,276        2,071,283
  Reinvestment of dividends and distributions                                   375           28,676
  Repurchased                                                                  (577)         (43,930)
   Net increase in Class B                                                   27,074        2,056,029
Class C Shares: (2)
  Sold                                                                          -                -
  Reinvestment of dividends and distributions                                   -                -
  Repurchased                                                                   -                -
   Net increase in Class C                                                      -                -
Class F Shares: (2)
  Sold                                                                          -                -
  Reinvestment of dividends and distributions                                   -                -
  Repurchased                                                                   -                -
   Net increase in Class F                                                      -                -
Total net increase in fund                                         $        164,294       12,407,528



(1) Class B shares were not offered
    before March 15, 2000.
(2) Class C and Class F shares were not
    offered before March 15, 2001.

At September 30, 2001, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

                                         Contract          Amount     U.S. Valuations    at 09/30/2001
                                        ---------       ---------           ---------        ---------
             Non-U.S.
             Currency                                                                       Unrealized
            Contracts                    Non-U.S.            U.S.              Amount     Depreciation
--------------------------              ---------       ---------           ---------        ---------
Sales:
 Euros
  expiring 10/24/2001 to               26,539,000      23,988,000          24,126,000         (138,000)
  12/17/2001

 British Pounds
  expiring 10/11/2001 to               13,018,000      18,499,000          19,093,000         (594,000)
  12/19/2001

                                                        ---------           ---------        ---------
                                                       42,487,000          43,219,000        $(732,000)
                                                        ---------           ---------        =========

Per-share data and ratios

                                                                               Class A
                                                                            Year ended
                                                                         September 30,
                                                                                   2001             2000     1999
Net asset value, beginning of year                                              $12.93           $13.52   $13.75
 Income from investment operations :
  Net investment income                                                       1.20 (1)         1.18 (1)     1.28
  Net gains/(losses) on securities                                          (1.61) (1)        (.48) (1)     (.17)
 (both realized and unrealized)
   Total from investment operations                                               (.41)             .70     1.11
 Less distributions :
  Dividends (from net investment income)                                         (1.25)           (1.29)   (1.29)
  Distributions (from capital gains)                                               .00              .00     (.05)
   Total distributions                                                           (1.25)           (1.29)   (1.34)
Net asset value, end of year                                                    $11.27           $12.93   $13.52
Total return (2)                                                                (3.39)%            5.29%    8.11%
Ratios/supplemental data:
 Net assets, end of year (in millions)                                          $2,936           $2,788   $2,777
 Ratio of expenses to average net assets                                           .83%             .82%     .82%
 Ratio of net income to average net assets                                        9.75%            8.87%    9.21%


                                                                                   1998             1997
Net asset value, beginning of year                                              $15.69           $14.86
 Income from investment operations :
  Net investment income                                                           1.30             1.26
  Net gains/(losses) on securities                                               (1.60)             .83
 (both realized and unrealized)
   Total from investment operations                                               (.30)            2.09
 Less distributions :
  Dividends (from net investment income)                                         (1.30)           (1.24)
  Distributions (from capital gains)                                              (.34)            (.02)
   Total distributions                                                           (1.64)           (1.26)
Net asset value, end of year                                                    $13.75           $15.69
Total return (2)                                                                (2.40)%           14.66%
Ratios/supplemental data:
 Net assets, end of year (in millions)                                          $2,360           $2,108
 Ratio of expenses to average net assets                                           .81%             .82%
 Ratio of net income to average net assets                                        8.76%            8.35%



                                                                               Class B
                                                                                  Year
                                                                                 ended      March 15 to
                                                                         September 30,    September 30,
                                                                                  2001         2000 (3)
Net asset value, beginning of period                                            $12.93           $13.57
 Income from investment operations :
  Net investment income (1)                                                       1.10              .52
  Net losses on securities (both                                                 (1.61)            (.53)
 realized and unrealized) (1)
   Total from investment operations                                               (.51)            (.01)
 Less distributions :
  Dividends (from net investment income)                                         (1.15)            (.63)
Net asset value, end of period                                                  $11.27           $12.93
Total return (2)                                                                (4.12)%           (.10)%
Ratios/supplemental data:
 Net assets, end of period (in millions)                                          $123              $27
 Ratio of expenses to average net assets                                          1.57%            1.52%
 Ratio of net income to average net assets                                        8.75%            8.18%

                                                                               Class C          Class F

                                                                           March 15 to      March 15 to
                                                                         September 30,    September 30,
                                                                              2001 (3)         2001 (3)
Net asset value, beginning of period                                            $12.48           $12.48
 Income from investment operations :
  Net investment income (1)                                                        .53              .57
  Net losses on securities (both                                                 (1.15)           (1.15)
 realized and unrealized) (1)
   Total from investment operations                                               (.62)            (.58)
 Less distributions :
  Dividends (from net investment income)                                          (.59)            (.63)
Net asset value, end of period                                                  $11.27           $11.27
Total return (2)                                                                (5.11)%          (4.86)%
Ratios/supplemental data:
 Net assets, end of period (in millions)                                           $44              $32
 Ratio of expenses to average net assets                                          1.73%             .95%
 Ratio of net income to average net assets                                        8.54%            9.32%


Supplemental data - all classes
                                                                            Year ended
                                                                         September 30,
                                                                                   2001             2000     1999
Portfolio turnover rate                                                          43.89%           46.43%   29.79%

                                                                                   1998             1997
Portfolio turnover rate                                                          54.63%           53.55%

1) Based on average shares outstanding.
2) Total returns exclude all sales charges, including contingent deferred sales charges.
3) Based on operations for the period shown and, accordingly, not representative of a full year
   (unless otherwise noted).
4) Annualized.

Independent Auditors' Report
To the Board of Trustees and Shareholders of American High-Income Trust:

 We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the "Fund"), including the investment portfolio, as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000, through September 30, 2000 and the year ended September 30, 2001 for Class B shares, and the period March 15, 2001 through September 30, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through September 30, 2000 and the year ended September 30, 2001 for Class B shares, and the period March 15, 2001 through September 30, 2001 for Class C and Class F shares, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
November 6, 2001


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 1.8% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 0.6% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (UNAUDITED)

CLASS B, CLASS C AND CLASS F
Returns for periods ended September 30, 2001:

                                                         ONE YEAR       LIFE OF CLASS
CLASS B SHARES

Reflecting applicable contingent deferred sales          -8.48%         -4.95%(1)
charge (CDSC), maximum of 5%, payable only if
shares are sold within six years of purchase

Not reflecting CDSC                                      -4.12%         -2.75%(1)

CLASS C SHARES

Reflecting applicable CDSC, maximum of 1%,               -              -6.01%(2)
payable only if shares are sold within one year
of purchase

Not reflecting CDSC                                      -              -5.11%(2)

CLASS F SHARES

Not reflecting annual asset-based fee charged            -              -4.86%(2)
by sponsoring firm

(1) Average annual compound return from March 15, 2000, when Class B shares first became available.
(2) Total return from March 15, 2001, when Class C and Class F shares first became available.


BOARD OF TRUSTEES

DAVID C. BARCLAY
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author; former U.S.
Ambassador to Spain; former Vice Chairman,
Knight-Ridder, Inc.; former Chairman and
Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group;
former President, Southern California
Edison Company

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON
San Diego, California
Managing Director, Senior Resource Group LLC
(development and management of
senior living communities)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(financial management consulting firm)

ABNER D. GOLDSTINE
Los Angeles, California
Vice Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board and Chief Executive
Officer, AECOM Technology Corporation
(architectural engineering)

FRANK M. SANCHEZ
Los Angeles, California
Chairman of the Board and Chief Executive
Officer, The Sanchez Family Corporation
dba McDonald's Restaurants
(McDonald's licensee)


OTHER OFFICERS

SUSAN M. TOLSON
Los Angeles, California
Senior Vice President of the fund
Senior Vice President,
Capital Research Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group, Capital Research and
Management Company

JENNIFER L. HINMAN
Los Angeles, California
Vice President of the fund
Vice President, Capital Research Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research and
Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research and
Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research and
Management Company

SUSI M. SILVERMAN
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research and
Management Company


[American Funds(SM)]
OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Santa Ana, CA 92822-2205

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in American High-Income Trust. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.74% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annualized expenses of 0.90% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher expenses (0.12% annualized) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of American High-Income Trust, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2001, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Printed on recycled paper.
Litho in USA RCG/PNL/5342
Lit. No. AHIT-011-1101

THE CAPITAL GROUP COMPANIES
Capital International
Capital Guardian
Capital Research and Management
Capital Bank and Trust
American Funds